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                                                                                                                        EXHIBIT 99.3

                                                                                                      The Charles Schwab Corporation

11-Year Selected Financial and Operating Data
(In Millions, Except Per Share Amounts, Ratios, Number of Domestic Offices, Average Revenue Per Revenue Trade, and as Noted)
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                                                                      Growth Rates
                                                           ---------------------------------
                                                                Compounded          Annual
                                                                ----------          ------
                                                            10-Year     5-Year      1-Year
                                                           1993-2003  1998-2003    2002-2003    2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------------------------
Results of Operations
    Revenues (1)                                              12%         6%            -    $ 4,087   $ 4,091   $ 4,292   $ 5,695
    Expenses excluding interest (1)                           12%         7%         (13%)   $ 3,377   $ 3,864   $ 4,115   $ 4,433
    Income from continuing operations before
       extraordinary items                                    11%         3%         250%    $   472   $   135   $   106   $   738
    Net income                                                11%         3%         333%    $   472   $   109   $   199   $   718
    Income from continuing operations per share - basic       10%         2%         250%    $   .35   $   .10   $   .08   $   .54
    Income from continuing operations per share - diluted     10%         2%         250%    $   .35   $   .10   $   .08   $   .53
    Basic earnings per share (2)                              10%         2%         338%    $   .35   $   .08   $   .14   $   .53
    Diluted earnings per share (2)                            11%         2%         338%    $   .35   $   .08   $   .14   $   .51
    Adjusted operating income (3)                             11%         3%          20%    $   490   $   409   $   424   $   869
    Dividends declared per common share (4)                   19%         7%          14%    $  .050   $  .044   $  .044   $  .041
    Weighted-average common shares outstanding - diluted                                       1,364     1,375     1,399     1,404
    Non-trading revenues as a percentage of revenues (5)                                         66%       66%       63%       51%
    Trading revenues as a percentage of revenues (5)                                             34%       34%       37%       49%
    Effective income tax rate                                                                  33.5%     42.6%     44.1%     41.7%
    Capital expenditures - cash purchases of equipment,
       office facilities, property, and internal-use
       software development costs, net                         4%        (5%)         (4%)   $   153   $   160   $   301   $   705
    Capital expenditures as a percentage of revenues                                            3.7%      3.9%      7.0%     12.4%
====================================================================================================================================
Performance Measures
    Revenue growth (decline)                                                                       -       (5%)     (25%)      29%
    Pre-tax profit margin - reported                                                           17.4%      4.6%      8.3%     21.6%
    After-tax profit margin - reported                                                         11.5%      2.7%      4.6%     12.6%
    After-tax profit margin - operating (3)                                                    12.0%     10.0%      9.9%     15.3%
    Return on stockholders' equity                                                               11%        3%        5%       21%
====================================================================================================================================
Financial Condition (at year end)
    Total assets                                              16%        12%          16%    $45,866   $39,705   $40,464   $38,154
    Long-term debt                                            12%        13%          20%    $   772   $   642   $   730   $   770
    Stockholders' equity                                      22%        22%          11%    $ 4,461   $ 4,011   $ 4,163   $ 4,230
    Assets to stockholders' equity ratio                                                          10        10        10         9
    Long-term debt to total financial capital
       (long-term debt plus stockholders' equity)                                                15%       14%       15%       15%
====================================================================================================================================
Client Information (at year end)
    Active client accounts (6)                                12%         6%          (6%)       7.5       8.0       7.8       7.5
    Client assets (in billions)                               22%        10%          26%    $ 966.7   $ 764.8   $ 845.9   $ 871.7
    Total mutual fund assets (in billions)                    24%        12%          19%    $ 386.8   $ 323.8   $ 342.8   $ 330.3
    Independent investment advisor client accounts
       (in thousands) (7)                                     19%        12%           5%    1,238.8   1,182.4   1,081.7     986.5
    Independent investment advisor client assets
       (in billions) (7)                                      29%        14%          29%    $ 287.1   $ 222.4   $ 235.0   $ 231.3
    Number of domestic offices                                 6%         4%         (11%)       376       422       429       415
====================================================================================================================================
Employee Information
    Full-time equivalent employees
       (at year end, in thousands)                             6%         2%          (2%)      16.3      16.7      19.6      26.3
    Revenues per average full-time equivalent
       employee (in thousands)                                 4%         3%          14%    $   251   $   220   $   192   $   239
    Compensation and benefits expense as a
       percentage of revenues                                                                  43.3%     45.1%     44.2%     42.2%
====================================================================================================================================
Clients' Daily Average Trading Volume (in thousands) (8)
    Daily average revenue trades (9)                          17%         8%           5%      140.8     134.1     159.7     242.0
    Mutual Fund OneSource and other asset-based trades        23%         8%           3%       57.9      56.1      54.0      58.1
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    Daily average trades                                      19%         8%           4%      198.7     190.2     213.7     300.1
====================================================================================================================================
Average Revenue Per Revenue Trade                             (7%)       (7%)         (3%)   $ 36.72   $ 37.78   $ 35.02   $ 37.38
====================================================================================================================================

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11-Year Selected Financial and Operating Data
(In Millions, Except Per Share Amounts, Ratios, Number of Domestic Offices, Average Revenue Per Revenue Trade, and as Noted)
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                                                                1999       1998       1997      1996      1995      1994      1993
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
Results of Operations
    Revenues (1)                                             $ 4,405    $ 3,111    $ 2,619   $ 2,132   $ 1,789   $ 1,483   $ 1,353
    Expenses excluding interest (1)                          $ 3,292    $ 2,428    $ 2,080   $ 1,658   $ 1,600   $ 1,225   $ 1,073
    Income from continuing operations before
       extraordinary items                                   $   676    $   413    $   326   $   282   $   127   $   156   $   167
    Net income                                               $   666    $   410    $   321   $   275   $   122   $   156   $   160
    Income from continuing operations per share - basic      $   .52    $   .32    $   .25   $   .22   $   .10   $   .13   $   .13
    Income from continuing operations per share - diluted    $   .49    $   .31    $   .24   $   .21   $   .10   $   .12   $   .13
    Basic earnings per share (2)                             $   .51    $   .32    $   .25   $   .22   $   .10   $   .13   $   .13
    Diluted earnings per share (2)                           $   .49    $   .31    $   .24   $   .21   $   .09   $   .12   $   .12
    Adjusted operating income (3)                            $   675    $   413    $   350   $   283   $   214   $   184   $   167
    Dividends declared per common share (4)                  $  .037    $  .036    $  .031   $  .027   $  .021   $  .014   $  .009
    Weighted-average common shares outstanding - diluted       1,373      1,343      1,338     1,320     1,304     1,285     1,306
    Non-trading revenues as a percentage of revenues (5)         47%        50%        47%       44%       48%       52%       47%
    Trading revenues as a percentage of revenues (5)             53%        50%        53%       56%       52%       48%       53%
    Effective income tax rate                                  39.3%      39.5%      39.5%     40.6%     33.7%     39.6%     40.5%
    Capital expenditures - cash purchases of equipment,
       office facilities, property, and internal-use
       software development costs,                           $   370    $   199    $   150   $   173   $   180   $    48   $    99
    Capital expenditures as a percentage of revenues            8.4%       6.4%       5.7%      8.1%     10.1%      3.2%      7.3%
====================================================================================================================================
Performance Measures
    Revenue growth (decline)                                     42%        19%        23%       19%       21%       10%       23%
    Pre-tax profit margin - reported                           24.9%      21.8%      20.3%     21.7%     10.3%     17.4%     19.9%
    After-tax profit margin - reported                         15.1%      13.2%      12.3%     12.9%      6.8%     10.5%     11.8%
    After-tax profit margin - operating (3)                    15.3%      13.3%      13.4%     13.3%     12.0%     12.4%     12.3%
    Return on stockholders' equity                               31%        27%        26%       29%       16%       24%       30%
====================================================================================================================================
Financial Condition (at year end)
    Total assets                                             $34,322    $26,407    $20,297   $17,256   $13,125   $11,141   $10,083
    Long-term debt                                           $   518    $   419    $   433   $   310   $   275   $   232   $   250
    Stockholders' equity                                     $ 2,576    $ 1,673    $ 1,376   $ 1,069   $   815   $   690   $   608
    Assets to stockholders' equity ratio                          13         16         15        16        16        16        17
    Long-term debt to total financial capital
       (long-term debt plus stockholders' equity)                17%        20%        24%       22%       25%       25%       29%
====================================================================================================================================
Client Information (at year end)
    Active client accounts (6)                                   6.6        5.6        4.8       4.1       3.4       3.0       2.5
    Client assets (in billions)                              $ 846.0    $ 594.3    $ 437.2   $ 324.1   $ 243.7   $ 163.7   $ 134.8
    Total mutual fund assets (in billions)                   $ 294.0    $ 218.1    $ 166.3   $ 122.4    $ 85.4   $  57.2   $  43.9
    Independent investment advisor client accounts
       (in thousands) (7)                                      848.3      689.9      547.2     442.2     390.6     301.1     216.4
    Independent investment advisor client assets
       (in billions) (7)                                     $ 213.1    $ 146.4    $ 105.8   $  72.9   $  50.6   $  32.6   $  22.9
    Number of domestic offices                                   368        315        291       253       240       222       210
====================================================================================================================================
Employee Information
    Full-time equivalent employees
       (at year end, in thousands)                              20.1       15.1       14.3      11.9      10.7       9.4       9.3
    Revenues per average full-time equivalent
       employee (in thousands)                               $   249    $   214    $   204   $   195   $   182   $   165   $   166
    Compensation and benefits expense as a
       percentage of revenues                                  37.0%      43.2%      42.4%     42.0%     43.5%     43.5%     43.0%
====================================================================================================================================
Clients' Daily Average Trading Volume (in thousands) (8)
    Daily average revenue trades (9)                           163.1       97.2       71.8      54.0      40.8      29.5      28.1
    Mutual Fund OneSource and other asset-based trades          45.6       40.3       34.2      27.2      17.8      14.3       7.4
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    Daily average trades                                       208.7      137.5      106.0      81.2      58.6      43.8      35.5
====================================================================================================================================
Average Revenue Per Revenue Trade                            $ 45.55    $ 53.44    $ 64.27   $ 69.08   $ 73.11   $ 72.68   $ 76.75
====================================================================================================================================

(1)  Periods have been adjusted to summarize the impact of The Charles Schwab  Corporation's sale of its U.K. brokerage  subsidiary,
     Charles Schwab Europe, in loss from discontinued operations.
(2)  Both basic and diluted earnings per share include discontinued operations and extraordinary items.
(3)  Represents a non-GAAP income  measure,  which excludes  non-operating  revenue (which  primarily  consists of gains on sales of investments),  restructuring charges, impairment charges,  acquisition- and merger-related charges, other charges, discontinued
     operations,  and extraordinary  items. See  reconciliation  of net income to adjusted  operating income at Exhibit 99.4 to this
     Current Report on Form 8-K.
(4)  Dividends declared per common share do not include dividends declared by USTC prior to the completion of the merger in 2000.
(5)  Non-trading  revenues include asset  management and  administration  fees, net interest  revenue,  and other revenues.  Trading revenues include commission and principal transaction revenues.
(6)  Reflects the removal of 192,000  accounts in 2003 related to the Company's  withdrawal  from the Employee  Stock  Purchase Plan business and the transfer of those accounts to other providers. Effective in 1998, active accounts are defined as accounts with balances or  activity  within the  preceding  eight  months  instead of twelve  months as  previously  defined.  This change in definition had the effect of decreasing the number of active accounts in 1998 by  approximately  200,000.  Prior years have not been adjusted.
(7)  Represents amounts related to Schwab's Services for Investment Managers unit.
(8)  Effective in the third quarter of 2003, the Company  considers  reduced  exchange  trading sessions as half days in calculating daily average trades.
(9)  Effective in 1997, revenue trades have been adjusted for all years presented to include all client trades (both individuals and institutions)  that generate either commission  revenue or revenue from principal markups (i.e.,  fixed income);  also known as
     DART. This data is reported on a trade date basis for 1995 to 2003, and settlement date basis prior to 1995.

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